                                AMENDMENT No. 1

     to the Variable Annuity Guaranteed Death Benefit Reinsurance Agreement
                             Effective July 1, 1995

                                    between

                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                                      and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY





It is agreed by the two companies that the attached Schedule B will be substituted for the corresponding schedule attached to this Agreement.

This amendment will be effective March 1, 1996.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.




                             NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY


                                     By       Hugh McHaffie
                                        --------------------------------------

                                     Date     July 31, 1996
                                          ------------------------------------

                             CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                     By      Timothy Ruark
                                        --------------------------------------

                                     Date      July 26, 1996
                                          ------------------------------------






North American Security Life               CIGNA Reinsurance
VEN 7,8,17,18 of          Amendment No. 1
July 1, 1995              Effective March 1, 1996

                                   SCHEDULE B

           Contracts and Funds Subject to this Reinsurance Agreement




Form Number*                                                      Date


VENTURE                                                    April 5, 1987


All contracts beginning with FORM NUMBER 207, except; exclude Form 207-VFA-NY; include FORM VFA-MN; include all certificates beginning with FORM VFA-CERT

All contracts beginning with FORM NUMBER 207, which have FORM ENDORSEMENT.005 attached, except; exclude form 207-VFA-NY; include contracts issued in Montana which use FORM ENDORSEMENT.005.94

All contracts beginning with FORM VFA-MN with FORM ENDORSEMENT.005 attached

All certificates beginning with FORM VFA-CERT with FORM ENDORSEMENT.007 attached



                               Policy Description

Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract Non-Participating


* Includes All State Variations except as noted





North American Security Life               CIGNA Reinsurance
VEN 7,8,17,18 of          Amendment No. 1
July 1, 1995              Effective March 1, 1996

                                   SCHEDULE B




  Fund Date                          Fund Description

VARIABLE FUNDS:


January 9, 1995                      International Growth & Income Trust
February 19, 1993                    Value Equity Trust
May 1, 1989                          U.S. Government Securities Trust
February 19, 1993                    Strategic Bond Trust
April 23, 1991                       Growth & Income Trust
June 18, 1985                        Investment Quality Bond Trust
June 18, 1985                        Money Market Trust
June 18, 1985                        Equity Trust
August 3, 1989                       Conservative Asset Allocation Trust
August 3, 1989                       Moderate Asset Allocation Trust
August 3, 1989                       Aggressive Asset Allocation Trust
December 11, 1992                    Pasadena Growth Trust
March 18, 1988                       Global Equity Trust
March 18, 1988                       Global Government Bond Trust
March 4, 1996                        International Small Cap Trust
March 4, 1996                        Small/Mid Cap Trust
July 15, 1996                        Growth Trust



FIXED FUNDS:

August 8, 1989                       One Year
August 8, 1989                       Three Year
August 8, 1989                       Six Year

















North American Security Life               CIGNA Reinsurance
VEN 7,8,17,18 of          Amendment No. 1
July 1, 1995              Effective March 1, 1996

                                AMENDMENT No. 1

     to the Variable Annuity Guaranteed Death Benefit Reinsurance Agreement
                             Effective July 1, 1995

                                    between

                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                                      and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY





It is agreed by the two companies that the attached Schedule B will be substituted for the corresponding schedule attached to this Agreement.

This amendment will be effective March 1, 1996.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.



                             NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY


                                     By       Hugh McHaffie
                                        --------------------------------------

                                     Date     July 31, 1996
                                          ------------------------------------

                             CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                     By      Timothy Ruark
                                        --------------------------------------

                                     Date      July 26, 1996
                                          ------------------------------------




North American Security Life               CIGNA Reinsurance
VEN3 of                   Amendment No. 1
July 1, 1995              Effective March 1, 1996

                                   SCHEDULE B


           Contracts and Funds Subject to this Reinsurance Agreement


   Form Number*                         Policy Description             Date


VENTURE                         Flexible Purchase Payment       May 5, 1987
Forms beginning with 302 and    Individual Deferred Variable
endorsed with either            Annuity Contract Non-Participating
301-VER 9/89 or
ENDORSEMENT.008




* Includes All State Variations


   Fund Date                                    Fund Description

VARIABLE FUNDS:


January 9, 1995                      International Growth & Income Trust
February 19, 1993                    Value Equity Trust
May 1, 1989                          U.S. Government Securities Trust
February 19, 1993                    Strategic Bond Trust
April 23, 1991                       Growth & Income Trust
June 18, 1985                        Investment Quality Bond Trust
June 18, 1985                        Money Market Trust
June 18, 1985                        Equity Trust
August 3, 1989                       Conservative Asset Allocation Trust
August 3, 1989                       Moderate Asset Allocation Trust
August 3, 1989                       Aggressive Asset Allocation Trust
December 11, 1992                    Pasadena Growth Trust
March 18, 1988                       Global Equity Trust
March 18, 1988                       Global Government Bond Trust
March 4, 1996                        International Small Cap Trust
March 4, 1996                        Small/Mid Cap Trust
July 15, 1996                        Growth Trust





North American Security Life        CIGNA Reinsurance
VEN 3 of                  Amendment No. 1
July 1, 1995              Effective March 1, 1996

                                AMENDMENT No. 1

     to the Variable Annuity Guaranteed Death Benefit Reinsurance Agreement
                             Effective July 1, 1995

                                    between

                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                                      and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY





It is agreed by the two companies that the attached Schedule B will be substituted for the corresponding schedule attached to this Agreement.

This amendment will be effective March 1, 1996.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.




                                NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                                      By       Hugh McHaffie
                                         -------------------------------------

                                      Date     July 31, 1996
                                           -----------------------------------

                                CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                      By    Timothy Ruark
                                         -------------------------------------

                                      Date      July 26, 1996
                                           -----------------------------------




NORTH AMERICAN SECURITY LIFE      CIGNA REINSURANCE
VEN 20,21,22,23 OF    AMENDMENT NO. 1
JULY 1, 1995          EFFECTIVE MARCH 1, 1996

                                   SCHEDULE B

           Contracts and Funds Subject to this Reinsurance Agreement



   Form Number*                         Policy Description             Date
   ------------------------------------------------------------------------

All contracts with Form Numbers: Flexible Purchase Payment       August 15, 1987
VENTURE.001                      Individual Deferred Variable
VENTURE.001.94                   Annuity Contract
VENTURE.005                      Non-Participating
All Certificates with Form Number:
VENTURE.003





* Includes All State Variations


   Fund Date                                    Fund Description
   -------------------------------------------------------------

VARIABLE FUNDS:

January 9, 1995                      International Growth & Income Trust
February 19, 1993                    Value Equity Trust
May 1, 1989                          U.S. Government Securities Trust
February 19, 1993                    Strategic Bond Trust
April 23, 1991                       Growth & Income Trust
June 18, 1985                        Investment Quality Bond Trust
June 18, 1985                        Money Market Trust
June 18, 1985                        Equity Trust
August 3, 1989                       Conservative Asset Allocation Trust
August 3, 1989                       Moderate Asset Allocation Trust
August 3, 1989                       Aggressive Asset Allocation Trust
December 11, 1992                    Pasadena Growth Trust
March 18, 1988                       Global Equity Trust
March 18, 1988                       Global Government Bond Trust
March 4, 1996                        International Small Cap Trust
March 4, 1996                        Small/Mid Cap Trust
July 15, 1996                        Growth Trust






NORTH AMERICAN SECURITY LIFE      CIGNA REINSURANCE
VEN 20,21,22,23 OF    AMENDMENT NO. 1
JULY 1, 1995          EFFECTIVE MARCH 1, 1996

                                   SCHEDULE B



FIXED FUNDS:

August 8, 1989                      One Year
August 8, 1989                      Three Year
August 8, 1989                      Five Year
August 15, 1994                     Seven Year
































NORTH AMERICAN SECURITY LIFE      CIGNA REINSURANCE
VEN 20,21,22,23 OF    AMENDMENT NO. 1
JULY 1, 1995          EFFECTIVE MARCH 1, 1996

                                AMENDMENT No. 1

     to the Variable Annuity Guaranteed Death Benefit Reinsurance Agreement
                             Effective July 1, 1995

                                    between

                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                                      and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY





It is agreed by the two companies that the attached Schedule B will be substituted for the corresponding schedule attached to this Agreement.

This amendment will be effective March 1, 1996.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.




                                  NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                                        By      Hugh McHaffie
                                           ------------------------------------

                                        Date    July 31, 1996
                                            -----------------------------------

                                  CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                        By      Timothy Ruark
                                           ------------------------------------

                                        Date    July 26, 1996
                                            ------------------------------------















NORTH AMERICAN SECURITY LIFE      CIGNA REINSURANCE
VISION.001 OF       AMENDMENT NO. 1
JULY 1, 1995        EFFECTIVE MARCH 1, 1996

                                   SCHEDULE B

           Contracts and Funds Subject to this Reinsurance Agreement



  Form Number*          Policy Description                           Date
  -----------------------------------------------------------------------

VISION.001              Flexible Purchase Payment               August 15, 1987
                        Individual Deferred Combination Fixed
                        and Variable Annuity Contract
                        Non-Participating



* Includes All State Variations


   Fund Date                                    Fund Description
   -------------------------------------------------------------

VARIABLE FUNDS:


January 9, 1995                      International Growth & Income Trust
February 19, 1993                    Value Equity Trust
May 1, 1989                          U.S. Government Securities Trust
February 19, 1993                    Strategic Bond Trust
April 23, 1991                       Growth & Income Trust
June 18, 1985                        Investment Quality Bond Trust
June 18, 1985                        Money Market Trust
June 18, 1985                        Equity Trust
August 3, 1989                       Conservative Asset Allocation Trust
August 3, 1989                       Moderate Asset Allocation Trust
August 3, 1989                       Aggressive Asset Allocation Trust
December 11, 1992                    Pasadena Growth Trust
March 18, 1988                       Global Equity Trust
March 18, 1988                       Global Government Bond Trust
March 4, 1996                        International Small Cap Trust
March 4, 1996                        Small/Mid Cap Trust
July 15, 1996                        Growth Trust



FIXED FUNDS:

May 1, 1995                          One Year





NORTH AMERICAN SECURITY LIFE      CIGNA REINSURANCE
VISION.001 OF       AMENDMENT NO. 1
JULY 1, 1995        EFFECTIVE MARCH 1, 1996

                                AMENDMENT No. 1

     to the Variable Annuity Guaranteed Death Benefit Reinsurance Agreement
                             Effective July 1, 1995

                                    between

                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                                      and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY





It is agreed by the two companies that the attached Schedule B will be substituted for the corresponding schedule attached to this Agreement.

This amendment will be effective March 1, 1996.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.




                                  NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                                         By     Hugh McHaffie
                                              --------------------------------
                                         Date   July 31, 1996
                                              --------------------------------

                                  CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                         By     Timothy Ruark
                                             ---------------------------------
                                         Date   July 26, 1996
                                             ---------------------------------



















NORTH AMERICAN SECURITY LIFE      CIGNA REINSURANCE
VISION.001 OF       AMENDMENT NO. 1
JULY 1, 1995        EFFECTIVE MARCH 1, 1996

                                   SCHEDULE B


           Contracts and Funds Subject to this Reinsurance Agreement



   Form Number*           Policy Description                          Date
   -------------------------------------------------------------------------

 VISION.001         Flexible Purchase Payment                  August 15, 1987
                    Individual Deferred Combination Fixed
                    and Variable Annuity Contract
                    Non-Participating




* Includes All State Variations



   Fund Date                                    Fund Description
   -------------------------------------------------------------

VARIABLE FUNDS:


January 9, 1995                      International Growth & Income Trust
February 19, 1993                    Value Equity Trust
May 1, 1989                          U.S. Government Securities Trust
February 19, 1993                    Strategic Bond Trust
April 23, 1991                       Growth & Income Trust
June 18, 1985                        Investment Quality Bond Trust
June 18, 1985                        Money Market Trust
June 18, 1985                        Equity Trust
August 3, 1989                       Conservative Asset Allocation Trust
August 3, 1989                       Moderate Asset Allocation Trust
August 3, 1989                       Aggressive Asset Allocation Trust
December 11, 1992                    Pasadena Growth Trust
March 18, 1988                       Global Equity Trust
March 18, 1988                       Global Government Bond Trust
March 4, 1996                        International Small Cap Trust
March 4, 1996                        Small/Mid Cap Trust
July 15, 1996                        Growth Trust



FIXED FUNDS:

May 1, 1995                          One Year















NORTH AMERICAN SECURITY LIFE      CIGNA REINSURANCE
VISION.001 OF       AMENDMENT NO. 1
JULY 1, 1995        EFFECTIVE MARCH 1, 1996